SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 11, 2006

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SLS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-31323	52-2258371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 W. Jackson, Ozark, Missouri 65721

(Address of principal executive offices) (Zip Code)

417/883-4549

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.

Entry into a Material Definitive Agreement.

(a)  On August 11, 2006, we entered into a loan and security agreement with Capital Growth Asset Based Bridge Loan Fund II, LLC. The revolving line of credit is advanced against eligible inventory subject to an overall maximum outstanding balance of $2 million dollars; provided that the initial advance is not greater than $908,000 and future advances or re-advances are subject to the lender’s availability of funds. Costs associated with the loan include an annual facility fee of $30,000 and interest at 18% per annum. Security for this agreement includes all inventory and all accounts receivable, subject to the security interest granted to the factor of our accounts receivable. Additional costs associated with this agreement include 0.5% per month of the outstanding loan value as a fee for the monitoring of the inventory levels and a cost of 0.75% of cash receipts that flow through the lock box arrangement and are not included in the factoring agreement. The entire principal balance of the loan is due and payable on August 1, 2007. If we repay the entire principal balance prior to this date, we will be required to pay a prepayment penalty of (a) if the prepayment occurs during the first four months of the term, $15,000 per month for each month remaining in the initial four months of the term plus $50,000; (b) if the prepayment occurs during the second four months of the term, $7,500 per month for each month remaining in the second four months of the term plus $20,000; and (c) if the prepayment occurs during the final four months of the term, $5,000 per month for each month remaining in the term.

This description of the loan and security agreement, and the related revolving credit promissory note, is qualified in its entirety by reference to the full agreements, which are filed as exhibits to this report.

(b)  In connection with entering into the loan and security agreement described above, we also entered into an amendment to the purchase and sale agreement, dated May 12, 2006, between Prestige Capital Corporation and SLS International, Inc. Pursuant to the amended purchase and sale agreement, Prestige acts as a collection and lockbox agent for SLS and agrees to forward all funds collected by Prestige on our accounts receivable within 72 hours of receipt, and we agreed to pay Prestige an administrative fee of 0.75% on all collections on non-factored accounts receivable.

This description of the amendment agreement is qualified in its entirety by reference to the full agreement, which is filed as an exhibit to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
10.1	Loan and Security Agreement, dated August 11, 2006, between Capital Growth Asset Based Bridge Loan Fund II, LLC and SLS International, Inc.
10.2	Revolving Credit Promissory Note, dated August 11, 2006, issued by SLS International, Inc. to Capital Growth Asset Based Bridge Loan Fund II, LLC
10.3	Amendment Agreement, dated August 11, 2006, between SLS International, Inc. and Prestige Capital Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

SLS INTERNATIONAL, INC.
(Registrant)
By	/s/ MICHAEL L. MAPLES
Michael L. Maples
Chief Financial Officer (Principal Financial Officer)

Dated: August 15, 2006

SLS INTERNATIONAL, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan and Security Agreement, dated August 11, 2006, between Capital Growth Asset Based Bridge Loan Fund II, LLC and SLS International, Inc.
10.2	Revolving Credit Promissory Note, dated August 11, 2006, issued by SLS International, Inc. to Capital Growth Asset Based Bridge Loan Fund II, LLC
10.3	Amendment Agreement, dated August 11, 2006, between SLS International, Inc. and Prestige Capital Corporation